UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

FREMONT GENERAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-8007	95-2815260
(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Santa Monica Boulevard — Suite 600 Santa Monica, CA 90404
(Address of Principal Executive Offices)	(Zip Code)

(310) 315-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changes Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 29, 2003, Fremont General Corporation issued a news release to report its results of operations for the first quarter of 2003. The information is set forth in the attached Exhibit 99.1

Exhibits:

99.1	Fremont General Corporation News Release dated April 29, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT GENERAL CORPORATION

Date: April 29, 2003	BY:	/s/	Patrick E. Lamb

Patrick E. Lamb, Senior Vice President,
Controller and Chief Accounting Officer

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